EXHIBIT 99.1

Form 51-102F3
Material Change Report
Item 1          Name and Address of Company
Performance Sports Group Ltd. (the “Company”)
666 Burrard Street, Suite 1700
Vancouver, British Columbia
V6C 2X8 Canada
Item 2          Date of Material Change
October 31, 2016
Item 3          News Release
Two press releases describing the material change were disseminated by the Company on October 31, 2016. The first through CNW, a copy of which has been attached hereto as Schedule “A”, and the second through Marketwired, a copy of which has been attached hereto as Schedule “B”. Both press releases have been filed on EDGAR at www.sec.gov, on SEDAR at www.sedar.com, and on the Company’s website at www.performancesportsgroup.com.
Item 4          Summary of Material Change
On October 31, 2016 (the “Petition Date”), the Company and all of its U.S. and Canadian subsidiaries (the “Debtor Subsidiaries” and, together with the Company, the “Debtors”) filed voluntary petitions under Chapter 11 (“Chapter 11”) of the United States Bankruptcy Code, as amended (the “Bankruptcy Code”), in the United States Bankruptcy Court for the District of Delaware (the “U.S. Court”) and commenced creditor protection proceedings under the Companies’ Creditors Arrangement Act (the “CCAA”) in the Ontario Superior Court of Justice (Commercial List) (the “Canadian Court” and, together with the U.S. Court, the “Courts”) in order to facilitate a financial and corporate restructuring through a going-concern sale of substantially all of the Company’s assets. In connection with the Company’s applications under Chapter 11 and the CCAA, the Debtors entered into a “stalking horse” asset purchase agreement (the “Purchase Agreement”) with 9938982 Canada Inc. (the “Purchaser”), an acquisition entity co-owned by Sagard Holdings Inc. and Fairfax Financial Holdings Limited, pursuant to which the Purchaser has agreed to: (i) purchase and assume substantially all of the properties, rights, interests and other assets of the Debtors (the “Assets”); and (ii) assume, become responsible for, discharge and perform when due certain of the liabilities of the Debtors, in each case subject to the terms and conditions set forth in the Purchase Agreement, and for aggregate consideration based on a base purchase price of U.S.$575,000,000 (the “Transaction”).
The Debtors are currently conducting a competitive process pursuant to bidding procedures anticipated to be approved by the Courts, seeking higher and better qualified bids for a sale at auction of all or substantially all of the Assets pursuant to Section 363 of the Bankruptcy

Code and Section 36 of the CCAA. Upon approval by the Courts, the Purchaser will serve as a “stalking horse” bidder for the Assets through the Bankruptcy Proceedings (as defined below).
The Company has also entered into the following two debtor-in-possession financing facilities to provide working capital for its operations and to refinance in full its pre-petition term loan credit facility under the existing term loan credit agreement, dated as of April 15, 2014, by and among the Company, as borrower, Bank of America, N.A., as administrative agent and collateral agent, Bank of America, N.A., J.P. Morgan Securities LLC, RBC Capital Markets and Morgan Stanley Senior Funding, Inc., as joint lead arrangers, Bank of America, N.A., J.P. Morgan Securities LLC, and RBC Capital Markets, as bookrunners, JP Morgan Chase Bank, N.A. and RBC Capital Markets, as syndication agents, and the lenders party thereto from time to time, as amended (the “Term Loan Credit Agreement”): (i) a Superpriority Debtor-in-Possession ABL Credit Agreement (the “ABL DIP Facility”) with Bank of America, N.A. and certain of the Company’s other existing asset-based lenders, providing a secured asset-backed revolving credit facility of up to U.S.$200,000,000; and (ii) a Superpriority Debtor-in-Possession Term Loan Credit Agreement (the “Term DIP Facility”) with the Purchaser, providing a secured multiple draw term loan credit facility of up to U.S.$361,300,000.
On the Petition Date, the Company announced that it had appointed Dan Sills to serve as Executive Vice President, Hockey and Mike Thorpe to serve as Executive Vice President, Baseball/Softball. Messrs. Sills and Thorpe started in their new roles on November 1, 2016. Mr. Thorpe replaced Todd Harman, whose employment with the Company ended on October 28, 2016.

The Company also announced the departure of Amir Rosenthal, President, effective October 28, 2016, and the appointment of Jennifer Hughey as its new Senior Vice President, Supply Chain, effective November 1, 2016. Concurrent with the appointment of Ms. Hughey, Paul Gibson (formerly, Executive Vice President, Chief Supply Chain Officer) was appointed as Executive Vice President, Chief Innovation Officer.

Item 5          Full Description of Material Change
5.1          Full Description of Material Change
U.S. and Canadian Filings for Creditor Protection

On the Petition Date, the Debtors filed voluntary petitions in the U.S. Court for relief under Chapter 11 of the Bankruptcy Code. The Chapter 11 cases are jointly administered under the caption “In re: BPS US Holdings Inc., et al.” Case No. 16-12373 (the “Chapter 11 Cases”).

In addition, on the Petition Date, the Debtors sought creditor protection under the CCAA in the Canadian Court. The CCAA proceedings are jointly administered under the caption “Re Performance Sports Group Ltd. et al.” (the “CCAA Proceedings” and, together with the Chapter 11 Cases, the “Bankruptcy Proceedings”).

The Debtors have received the necessary relief from the Courts to pay certain claims in accordance with their existing business terms, and intend to continue operating their businesses in the ordinary course under the jurisdiction of the Courts and in accordance with the applicable provisions of the Bankruptcy Code, the orders of the U.S. Court, the CCAA and the orders of the Canadian Court.

The Company intends to use the proceeds from the DIP Financing (as defined below) to pay for all goods and services from vendors provided after the Petition Date in accordance with their current terms. In addition, the Company has filed a number of customary pleadings seeking authorization from the Courts to pay certain pre-petition obligations, support its business operations and transition them through the Bankruptcy Proceedings. These include the payment of employee wages, salaries and benefits, and certain obligations to vendors.

In connection with the Bankruptcy Proceedings, the Company has appointed Ernst & Young Inc. as monitor. In that capacity, Ernst & Young Inc. will work with management throughout the CCAA Proceedings, oversee the CCAA Proceedings and report to the Canadian Court. In addition, Alvarez & Marsal was engaged as restructuring professional, and Brian J. Fox, Managing Director with Alvarez & Marsal, was appointed as chief restructuring officer.

Stalking Horse Asset Purchase Agreement

The descriptions of the Purchase Agreement included herein are qualified in their entirety by reference to the Purchase Agreement. The Purchase Agreement has been filed on EDGAR at www.sec.gov, on SEDAR at www.sedar.com, and on the Company’s website at www.performancesportsgroup.com.
On the Petition Date, the Debtors and the Purchaser entered into the Purchase Agreement, pursuant to which the Purchaser has agreed to the Transaction. Such Transaction will be accomplished through the sale, transfer and assignment of the Assets by the Debtors to the Purchaser (or certain of its designated subsidiaries) in a sale undertaken pursuant to Section 363 of the Bankruptcy Code and Section 36 of the CCAA. As part of such purchase, certain executory contracts and unexpired leases of the Debtors will be assumed by and assigned to the Purchaser (or certain of its designated subsidiaries) pursuant to Section 365 of the Bankruptcy Code and Section 11.3 of the CCAA. The Assets, contracts and leases would be acquired free and clear of any and all liens or claims, other than liens permitted, and liabilities expressly assumed by the Purchaser (or certain of its designated subsidiaries), under the Purchase Agreement.
The Debtors are currently conducting a competitive process pursuant to bidding procedures anticipated to be approved by the Courts, seeking higher and better qualified bids for a sale at auction of all or substantially all of the Assets pursuant to Section 363 of the Bankruptcy Code and Section 36 of the CCAA. Upon approval by the Courts, the bidding procedures will provide that the Purchaser is the “stalking horse” bidder for the Assets and that the Debtors will pay a break-up fee to the Purchaser equal to U.S.$20,125,000 (3.5% of the base purchase price of U.S.$575,000,000) (the “Break-Up Fee”) upon the consummation of an alternative transaction involving the sale of substantially all of the Assets to any person or entity other than the Purchaser or in certain other circumstances where the Transaction is not consummated. The Purchase Agreement, subject to the approval of the Courts, also provides for reimbursement of certain expenses incurred by the Purchaser in connection with the Purchase Agreement.

The Purchase Agreement is subject to a number of closing conditions, including, among others, (i) the approval of the Courts, (ii) the accuracy of the representations and warranties of the parties, and (iii) compliance in all material respects with the obligations set forth in the Purchase Agreement.

The Purchase Agreement will terminate following the occurrence of certain termination events set forth in the Purchase Agreement (each, a “Termination Event”), subject to, in most cases, a cure period, unless the Termination Event is waived by the applicable parties.

In accordance with the Purchase Agreement, the Purchaser has made a “good faith deposit” of U.S.$28,750,000 in escrow to be held in accordance with the terms of an escrow agreement.

The Purchase Agreement also includes certain customary representations and warranties of the parties, as well as a covenant by the Debtors to use commercially reasonable efforts to operate in the ordinary course of business, taking into account their status as debtors-in-possession.

The Purchase Agreement sets the floor, or minimum acceptable bid, for the auction to follow under the supervision of the Courts, which is designed to achieve the highest available or otherwise best offer. A final sale approval hearing is expected to take place shortly after completion of the auction with the anticipated closing of the successful bid to occur sometime in the first quarter of calendar year 2017, subject to receipt of applicable regulatory approvals and the satisfaction or waiver of closing conditions.

Debtor-in-Possession Financing

The descriptions of the DIP Financing included herein are qualified in their entirety by reference to the related agreements. The agreements relating to the DIP Financing have been filed on EDGAR at www.sec.gov, on SEDAR at www.sedar.com, and on the Company’s website at www.performancesportsgroup.com.

The Company has also entered into two debtor-in-possession financing facilities to provide liquidity during the Bankruptcy Proceedings.

Bank of America, N.A. and certain of the Company’s other existing asset-based lenders have provided debtor-in-possession financing (the “ABL DIP Financing”) to support the Debtors’ continued operation during the pendency of the Bankruptcy Proceedings. The ABL DIP Financing is evidenced by the ABL DIP Facility providing for a secured asset-based revolving credit facility of up to U.S.$200,000,000. The ABL DIP Financing has been approved on an interim basis by the Courts and remains subject to final approval.

The maturity date of the ABL DIP Financing is defined as the earliest of: (a) 120 days from the Petition Date; (b) the consummation of the transactions contemplated by the Purchase Agreement or other sale of all or substantially all of the assets of the Debtors; (c) the occurrence of an event of default specified under the ABL DIP Facility and the acceleration of all loans and the cancellation of commitments thereunder; (d) three (3) business days after the Petition Date if an interim order approving the ABL DIP Facility is not entered by the Courts; and (e) thirty (30) days after the Petition Date if a final order approving the ABL DIP Financing has not been entered by the Courts. Interest on the ABL DIP Facility is payable in cash at a rate per annum equal to either (i) LIBOR or the CDOR Rate plus an applicable margin of 4.5%, subject to a 0% floor, or (ii) a U.S. Base Rate or Canadian Prime Rate plus an applicable margin of 3.5%, subject to a 0% floor.
The obligations of each Debtor under the ABL DIP Facility are guaranteed by each of the other Debtors (collectively, the “Guarantors”) and secured by all or substantially all the assets of the Debtors.

The Purchaser has also agreed to arrange debtor-in-possession financing (the “Term DIP Financing” and, together with the ABL DIP Financing, the “DIP Financing”) to support the Company’s continued operations during the pendency of the Bankruptcy Proceedings. The Term DIP Financing is evidenced by the Term DIP Facility providing for a secured multiple draw term loan credit facility of up to U.S.$361,300,000, with U.S.$30,000,000 available to fund working capital needs and approximately U.S.$331,300,000 available to repay in full the Company’s existing pre-petition term loan facility. Interim approval of the Term DIP Financing has been received from the Courts, but the Term DIP Facility and borrowings thereunder remain subject to entry of final orders by the Courts.

The maturity date of the Term DIP Facility is defined as the earliest of: (a) 120 days from the Petition Date; (b) the consummation of the Purchase Agreement or other sale of all or substantially all of the assets of the Debtors; (c) the occurrence of an event of default specified under the Term DIP Facility and the acceleration of all term loans and the cancellation of commitments thereunder; (d) three (3) business days after the Petition Date if an interim order approving the Term DIP Facility is not entered by the Courts; and (e) thirty (30) days after the Petition Date if a final order approving the Term DIP Financing has not been entered by the Courts. Interest on the Term DIP Facility is payable in cash at a per annum rate equal to 8%. Subject to the entry of a final order approving the Term DIP Facility and satisfaction of other outstanding conditions precedent, the Company will draw on the Term DIP Facility as needed for the purposes previously outlined.

The obligations of the Company under the Term DIP Facility are guaranteed by each of the Guarantors and secured by all or substantially all the assets of the Company and the Guarantors.

Financial and Strategic Review undertaken by the Special Committee
The U.S. and Canadian filings are the culmination of a previously announced financial and strategic review undertaken by the special committee (the “Special Committee”) of the board of directors (the “Board”) of the Company. The Special Committee, comprised of independent directors, was advised throughout the process by Centerview Partners LLC as its independent financial advisor. The Special Committee’s mandate included a review and evaluation of strategic alternatives and oversight over discussions with the Company’s lenders under the its Term Loan Credit Agreement and the ABL credit agreement, dated as of April 15, 2014, as amended, by and among Bauer Hockey Corp. and other Canadian subsidiaries of the Company from time to time party thereto, as Canadian borrowers, Bauer Hockey, Inc. and other U.S. subsidiaries of the Company from time to time party thereto, as U.S. borrowers, the Company, as parent, Bank of America, N.A., as administrative agent and collateral agent, JP Morgan Chase Bank, N.A. and Royal Bank of Canada, as syndication agents, Bank of America, N.A., J.P. Morgan Securities LLC, RBC Capital Markets and Morgan Stanley Senior Funding, Inc., as joint lead arrangers, Bank of America, N.A., J.P. Morgan Securities LLC, and RBC Capital Markets, as joint bookrunners, and the various lenders party thereto from time to time (the “ABL Credit Agreement” and, together with the Term Loan Credit Agreement, the “Existing Loan Agreements”).
Following completion of the Special Committee’s strategic review, after careful consideration of all available alternatives and having given due consideration to the interests of all stakeholders, the boards of directors of the Company and each of the Debtor Subsidiaries, upon the unanimous recommendation of the Special Committee and with the assistance, input and advice from legal and financial advisors, determined that entering into the Purchase Agreement and seeking protection under Chapter 11 and the CCAA was in the best interests of the companies and would ultimately result in improvements to the business’ liquidity and capital structure which are necessary to put the business on a firm financial and competitive footing in the current business environment.
Contributing Factors
Delay in Filing of Annual Report on Form 10-K and Default under the Existing Loan Agreements
On August 15, 2016, the Company announced that its Annual Report on Form 10-K, including its annual audited financial statements for the fiscal year ended May 31, 2016 and the related management’s discussion and analysis (collectively, the “Annual Filings”) would not be filed by the required filing date of August 15, 2016. Concurrently with such announcement, the audit committee (the “Audit Committee”) of the Board announced that Richards Kibbe & Orbe LLP and Alix Partners had been retained as independent legal counsel and financial advisor, respectively, to the Audit Committee to conduct an internal investigation in relation to the finalization of the Company’s financial statements and related certification process (the “Investigation”). While the Audit Committee and its advisors have worked diligently to advance the Investigation, at this time, it remains uncertain when it will be completed.
The Company obtained a 60-day extension through October 28, 2016 from the lenders under the Existing Loan Agreements to file its Annual Filings along with the Company’s first quarter 2017 filings. In light of the fact that the Investigation remains ongoing and the timing for finalizing the Annual Filings remains uncertain, the Company was unable to deliver the requisite annual audited financial statements resulting in defaults under the Existing Loan Agreements as of October 28, 2016.

The Bankruptcy Proceedings constituted an event of default under the Existing Loan Agreements. Under the terms of the Existing Loan Agreements, upon the commencement of the Bankruptcy Proceedings, the outstanding principal and accrued and unpaid interest to date became immediately due and payable. Interest on the amount payable will continue to accrue until paid.

Under Section 362 of the Bankruptcy Code and Section 11.02 of the CCAA, the acceleration provisions applicable to the debt obligations described above are generally unenforceable, and any remedies that may exist related to the events of default described above are stayed.

Customer Credit, Business and Liquidity Issues
The performance of the Company’s business in fiscal 2016 and fiscal 2017 to date has been significantly impacted by adverse market and economic conditions and related customer credit issues. The baseball/softball market experienced a significant downturn in retail sales across all product categories, but particularly in the Company’s important bat category. This weakening of consumer demand, coupled with the Chapter 11 filing by one of the largest U.S. national sporting goods retailers and the bankruptcy of an internet baseball retailer, has reduced the Company’s sales with respect to baseball and softball products.
The consolidation of hockey retailers in the U.S., and the bankruptcy of a key U.S. hockey customer, has reduced the Company’s customers’ demands for products as the Company’s customers have continued to reduce their inventory levels. The Company’s results throughout fiscal 2016 and fiscal 2017 to date have also continued to be impacted negatively by foreign currency exchange rates, specifically, the depreciation of the Canadian dollar and other world currencies relative to the U.S. dollar.
While the Company has attempted to address and mitigate many of these issues, including through its cost savings and profitability improvement initiatives, and corporate restructurings (including of its baseball/softball segment), the challenges of the Company’s business when taken together with the significant costs the Company has incurred, and expects to continue to incur, in connection with, among other things, completing the Investigation, defending certain securities class action litigation and responding to regulatory investigations and inquiries, have given rise to significant liquidity and cash flow constraints. It became increasingly apparent during the course of the Special Committee’s strategic review that absent the legal protection afforded through the Bankruptcy Proceedings, the Company’s cash flow position would continue to deteriorate.
Related Party Transactions
Immediately prior to the Petition Date and the entering into of the Purchase Agreement and the DIP Financing, Sagard Capital Partners, L.P. (“Sagard”) owned 7,721,5991 common shares in the capital of the Company, representing approximately 17% of the total issued and outstanding common shares of the Company. As such, Sagard is considered to be a “related party” of the Company for the purposes of applicable Canadian securities laws, and the Purchase Agreement and the DIP Financing are considered to be “related party

1 Based on public filings available as of the date hereof.

transactions”, as defined in Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”). MI 61-101 requires that issuers obtain a formal valuation and minority shareholder approval in respect of related party transactions, unless applicable exemptions are available. The Company has determined that exemptions from both such requirements are available under Section 5.5(f) and Section 5.7(d) of MI 61-101, respectively, as a result of the Bankruptcy Proceedings. Neither the Purchase Agreement nor the DIP Financing will affect the percentage of securities of the Company beneficially owned or controlled by Sagard.
As referred to above, the Special Committee undertook a financial and strategic review and after consideration of all available alternatives and having given due consideration to the interests of all stakeholders, the boards of directors of the Company and each of the Debtor Subsidiaries, upon the unanimous recommendation of the Special Committee and with the assistance, input and advice of legal and financial advisors, determined that entering into the Purchase Agreement and the DIP Financing and seeking protection under Chapter 11 and the CCAA was in the best interests of the companies and would ultimately result in improvements to the business’ liquidity and capital structure which are necessary to put the business on a firm financial and competitive footing in the current business environment.
Executive Leadership Changes

On the Petition Date, the Company announced that it had appointed Dan Sills to serve as Executive Vice President, Hockey and Mike Thorpe to serve as Executive Vice President, Baseball/Softball. Messrs. Sills and Thorpe started in their new roles on November 1, 2016. Mr. Thorpe replaced Todd Harman, whose employment with the Company ended on October 28, 2016.

The Company also announced the departure of Amir Rosenthal, President, effective October 28, 2016, and the appointment of Jennifer Hughey as its new Senior Vice President, Supply Chain, effective November 1, 2016. Concurrent with the appointment of Ms. Hughey, Paul Gibson (formerly, Executive Vice President, Chief Supply Chain Officer) was appointed as Executive Vice President, Chief Innovation Officer.

5.2          Disclosure for Restructuring Transactions
Not applicable.
Item 6          Reliance on subsection 7.1(2) of National Instrument 51-102
Not applicable.
Item 7          Omitted Information
Not applicable.

Item 8          Executive Officer
Mark Vendetti
Executive Vice President/Chief Financial Officer
(603) 430-2111
Item 9          Date of Report
November 9, 2016
Caution Regarding Forward-Looking Statements
This material change report includes forward-looking statements within the meaning of applicable securities laws including with respect to, among other things, the commencement by the Company of proceedings under Chapter 11 of the Bankruptcy Code in the U.S. Court and under the CCAA in the Canadian Court, the approval of the bidding procedures by the Courts, the proceeds to be received on closing of the acquisition being in excess of the Company’s secured indebtedness and such proceeds being expected to provide meaningful recovery to the Company’s other stakeholders, the Company’s operations continuing uninterrupted in the ordinary course of business during and following the Bankruptcy Proceedings, the Company’s business operations and the satisfaction of the Company’s ongoing obligations to customers, vendors, retail and business partners, employees and other stakeholders continuing to be met during the Bankruptcy Proceedings, timing for the final sale approval hearing, timing and outcome of the Bankruptcy Proceedings and closing of the successful bid, and the use of proceeds from the DIP Financing. The words “may,” “will,” “would,” “should,” “could,” “expects,” “plans,” “intends,” “trends,” “indications,” “anticipates,” “believes,” “estimates,” “predicts,” “likely” or “potential” or the negative or other variations of these words or other comparable words or phrases, are intended to identify forward-looking statements.
Forward-looking statements, by their nature, are based on assumptions, which, although considered reasonable by the Company at the time of preparation, may prove to be incorrect, and are subject to important risks and uncertainties. Many factors could cause the Company’s actual results to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, the uncertainty involved in the proceedings being commenced under the Bankruptcy Proceedings, the liquidity and levels of indebtedness of the Company, including the Company’s ability to accurately forecast cash flow requirements, the business and financial affairs of the Company, the cooperation of the creditors of the Company, the Company’s ability to meet its ongoing obligations during the Bankruptcy Proceedings, the ability of the Company to maintain relationships with customers, vendors, retail, business partners, employees and other third parties in light of the events leading up to and including the Bankruptcy Proceedings, the ability to obtain goods and services in a timely and cost effective manner, the Company’s ability to comply with its financial and other covenants and metrics in its debt agreements, as well as any cross-default provisions, the Company’s ability to obtain approval with respect to motions in the Bankruptcy Proceedings, the Court’s rulings in the Bankruptcy Proceedings or a decision of any other Canadian or U.S. Court in respect thereof, the outcome of the Bankruptcy Proceedings in general, the length of time the Company will operate under the

Bankruptcy Proceedings, risks associated with third-party motions in the Bankruptcy Proceedings, which may interfere with the Company’s ability to develop and consummate the transactions described herein, the potential adverse effects of the Bankruptcy Proceedings on the Company’s liquidity, results of operations or business prospects, the ability to execute the Company’s business and restructuring plan, increased legal and advisory costs related to the Bankruptcy Proceedings and other litigation and the inherent risks involved in a bankruptcy process, timing and outcome of the Investigation and the factors identified in the “Risk Factors” sections of the Company’s annual report on Form 10-K dated August 26, 2015, and quarterly report on Form 10-Q dated April 14, 2016, which are available on EDGAR at www.sec.gov, on SEDAR at www.sedar.com, and on the Company’s website at www.performancesportsgroup.com.
Furthermore, unless otherwise stated, the forward-looking statements contained in this material change report are made as of the date of this material change report, and the Company does not intend and undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Schedule “A”
Performance Sports Group enters into “Stalking Horse” Asset Purchase Agreement with
Investor Group Led by Sagard Capital and Fairfax Financial for U.S. $575 million

See Attached.

FOR IMMEDIATE RELEASE

Performance Sports Group enters into “Stalking Horse” Asset Purchase Agreement with Investor
Group Led by Sagard Capital and Fairfax Financial for U.S. $575 million

Commences Voluntary Proceedings under Chapter 11 in the United States and CCAA in Canada

Receives Commitment for U.S.$386 million in New DIP Financing

Company to Continue Operating Business and Serving Customers As Usual; Will Continue Payment of Employee Wages, Salaries and Benefits

EXETER, NH – October 31, 2016 – Performance Sports Group Ltd. (NYSE: PSG) (TSX: PSG) (“Performance Sports Group” or the “Company”), a leading developer and manufacturer of high performance sports equipment and apparel, today announced that, in order to facilitate a financial and corporate restructuring through a going-concern sale of substantially all of the Company’s assets, it has filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code in the District of Delaware and commenced proceedings under the Companies’ Creditors Arrangement Act (the “CCAA”) in the Ontario Superior Court of Justice. The Company’s applications under Chapter 11 and the CCAA are subject to the supervision and approval of the U.S. and Canadian courts (the “Restructuring Process”). During the Chapter 11 and CCAA proceedings, it is expected that the Company’s operations will continue uninterrupted in the ordinary course of business and that day-to-day obligations to employees, suppliers of goods and services and the Company’s customers will continue to be met.

Asset Purchase Agreement

In connection with the Restructuring Process, the Company has entered into an asset purchase agreement (the “Purchase Agreement”) with an acquisition vehicle to be co-owned by an affiliate of Sagard Capital Partners, L.P. and Fairfax Financial Holdings Limited (collectively, the “Purchaser”), pursuant to which the Purchaser has agreed to acquire substantially all of the assets of the Company and its North American subsidiaries for U.S.$575 million in aggregate, assume related operating liabilities and serve as a “stalking horse” bidder through the Restructuring Process. The Purchase Agreement sets the floor, or minimum acceptable bid, for an auction under the supervision of the Courts, which is designed to achieve the highest available or otherwise best offer. The proceeds to be received on the closing of the acquisition should be in excess of the Company’s outstanding secured indebtedness and are expected to provide meaningful recoveries to the Company’s other stakeholders. A final sale approval hearing is expected to take place shortly after completion of the auction with the anticipated closing of the successful bid to occur in the first quarter of calendar year 2017, subject to receipt of applicable regulatory approvals and the satisfaction or waiver of other customary closing conditions.

Debtor-in-Possession Financing

To provide working capital for the Company’s operations and to fund the auction and sales process during the Restructuring Process, the Company’s existing asset-based lenders and the Purchaser have committed to provide the Company with an aggregate of U.S.$386 million in debtor-in-possession (“DIP”) financing.  Subject to approval of the Courts, U.S.$25 million of the DIP financing is available to the Company immediately, with the balance of the financing to be available upon the Courts’ approval at a second  hearing, expected to be held on or about November 30, 2016. The Company will use the DIP financing, once approved by the Courts, to, among other things, refinance its term loan credit agreement, dated as of April 15, 2014, as amended (the “Term Loan Credit Agreement”) and fund day-to-day operations in the ordinary course of business.

Bernard McDonell, Chairman, Performance Sports Group, said: “The board of directors of Performance Sports Group has completed a thorough financial and strategic review, with the benefit of the advice of its professional advisors, and is pleased to have reached an agreement with Sagard Capital and Fairfax Financial. We believe that a sale together with an auction process under court supervision is in the best interests of Performance Sports Group and will maximize value for our stakeholders when compared to other alternatives. In light of our inability to file our annual audited financial statements and the resulting default under our secured loan agreements, we believe that today’s action is the responsible course to take for Performance Sports Group to address its financial, legal and regulatory challenges under supervision of the courts.”

Harlan Kent, Chief Executive Officer, Performance Sports Group, said: “The agreement we have reached with Sagard Capital and Fairfax Financial is a testament to their confidence in the future of our business and all of our great brands. We believe that pursuing a sale through a court supervised restructuring process represents the best path forward for our customers, vendors, retail and business partners, employees and other stakeholders. While the sale process is underway, our employees will remain focused on serving our customers and consumers and delivering our industry leading products and brands. Our on hand inventories, and normal procurement activities to date, position us well to fulfill our customers’ orders. With new financing from Sagard Capital, Fairfax Financial and our lenders, we will have adequate liquidity to fund our ongoing operations.”

Paul Desmarais III, Executive Chairman of Sagard Capital, said: “Performance Sports Group owns some of the most iconic, innovative and valuable brands in sports. Our plan provides financial stability to PSG to ensure that it can maintain operations and serve customers and retail partners throughout the court process. As long-term shareholders, our goal is to support PSG’s management in preserving and growing the value of PSG’s market-leading franchises to build a strong, successful business.”

Paul Rivett, President of Fairfax Financial, said: “Over the last 90 years, Performance Sports Group has developed the most recognized names in hockey, baseball and lacrosse with a long-term commitment to quality and innovation. We look forward to working with Sagard Capital to provide the benefits of stable, long-term ownership to Performance Sports Group through this transitional restructuring process and hopefully after completion of the sale process.  We are confident that Performance Sports Group will continue focusing on innovating the sports equipment that people around the world know and love.”

Courts Proceedings under the Restructuring Process

The Company intends to use the proceeds from the DIP financing to pay for all goods and services from vendors provided after the Chapter 11 and CCAA filing date in accordance with their current terms. In addition, the Company has filed a number of customary pleadings seeking authorization from the Courts to pay certain pre-petition obligations, support its business operations and transition them through the Restructuring Process. These include the payment of employee wages, salaries and benefits, and certain obligations to vendors.

In connection with the proceedings to be commenced today in the Ontario Superior Court of Justice under the CCAA, the Company intends to seek approval for the appointment of Ernst & Young Inc. as monitor. In that capacity, Ernst & Young Inc. will work with management throughout the Restructuring Process while overseeing the CCAA proceedings and reporting to the Court.

Financial and Strategic Review undertaken by the Special Committee

The U.S. and Canadian filings are the culmination of a previously announced financial and strategic review undertaken by the special committee (the “Special Committee”) of the board of directors (the “Board”) of the Company. The Special Committee, comprised of independent directors, were advised throughout the process by Centerview Partners LLC as its independent financial advisor. The Special Committee’s mandate included a review and evaluation of strategic alternatives and oversight over discussions with the Company’s lenders under the Term Loan Credit Agreement and the ABL credit agreement, dated as of April 15, 2014, as amended, (the “ABL Credit Agreement” and together with the Term Loan Credit Agreement, the “Existing Loan Agreements”).

Following completion of the Special Committee’s strategic review, after careful consideration of all available alternatives and having given due consideration to the interests of all stakeholders, the boards of directors of the Company and each of its North American subsidiaries, upon the unanimous recommendation of the Special Committee and with the assistance, input and advice from legal and financial advisors, have determined that entering into the Purchase Agreement and seeking protection under Chapter 11 and the CCAA is in the best interests of the companies and should ultimately result in improvements to the business’ liquidity and capital structure which are necessary to put the business on a firm financial and competitive footing in the current business environment.

Contributing Factors

Delay in Filing of Annual Report on Form 10-K and Default under the Existing Loan Agreements

On August 15, 2016, the Company announced that its Annual Report on Form 10-K, including its annual audited financial statements for the fiscal year ended May 31, 2016 and the related management’s discussion and analysis (collectively, the “Annual Filings”) would not be filed by the required filing date of August 15, 2016. Concurrently with such announcement, the audit committee (the “Audit Committee”) of the Board announced that Richards Kibbe & Orbe LLP and Alix Partners had been retained as independent legal counsel and financial advisor, respectively, to the Audit Committee to conduct an internal investigation in relation to the finalization of the Company’s financial statements and related certification process (the “Investigation”). While the Audit Committee and its advisors have worked diligently to advance the Investigation, at this time, it remains uncertain when it will be completed.

The Company obtained a 60-day extension through October 28, 2016 from the lenders under the Existing Loan Agreements to file its Annual Filings along with the Company’s first quarter filings. In light of the fact that the Investigation remains ongoing and the timing for finalizing the Annual Filings remains uncertain, the Company was unable to deliver the requisite annual audited financial statements resulting in defaults under the Existing Loan Agreements as of October 28, 2016.

Customer Credit, Business and Liquidity Issues

The performance of the Company’s business in fiscal 2016 and fiscal 2017 to date has been significantly impacted by adverse market and economic conditions and related customer credit issues. The baseball/softball market experienced a significant downturn in retail sales across all product categories, but particularly in the Company’s important bat category. This weakening of consumer demand, coupled with the Chapter 11 filing by one of the largest U.S. national sporting goods retailers and the bankruptcy of an internet baseball retailer, has reduced the Company’s sales with respect to baseball and softball products.

The consolidation of hockey retailers in the U.S., and the bankruptcy of a key U.S. hockey customer, has reduced customer demand for products as the Company’s customers have continued to reduce their inventory levels. The Company’s results throughout fiscal 2016 and fiscal 2017 to date have also continued to be impacted negatively by foreign currency exchange rates, specifically, the depreciation of the Canadian dollar and other world currencies relative to the U.S. dollar.

While the Company has attempted to address and mitigate many of these issues, including through its cost savings and profitability improvement initiatives, and corporate restructurings (including of its baseball/softball segment), the challenges of the Company’s business when taken together with the significant costs the Company has incurred, and expects to continue to incur, in connection with, among other things, completing the Investigation, defending certain securities class action litigation and responding to regulatory investigations and inquiries, have given rise to significant liquidity and cash flow constraints. It became increasingly apparent during the course of the Special Committee’s strategic review that absent the legal protection afforded through the Restructuring Process, the Company’s cash flow position would continue to deteriorate.

Additional Information

Additional information is available on the restructuring page of the Company’s website, www.PerformanceSportsGroup.com, on EDGAR at www.sec.gov, and on SEDAR at www.sedar.com. Court filings and other information related to the Court-supervised proceedings are available at a website administered by the Company’s claims agent, Prime Clerk, at https://cases.primeclerk.com/PSG. Similar information is also available at a website maintained by the Company’s Court-appointed monitor in Canada in accordance with the CCAA proceedings, Ernst & Young Inc., at www.ey.com/ca/psg.

For additional information, vendors and customers may call the Company’s toll free hotline at 1-844-531-7079  in North America (603-610-5998 from outside North America).  The hotline will be open from 12 PM ET to 5 PM ET on Monday, October 31, and 9 AM ET to 5 PM ET each business day thereafter.

Centerview Partners LLC has been engaged as strategic financial advisor and investment banker. Alvarez & Marsal has been engaged as restructuring professional, and Brian J. Fox, Managing Director with Alvarez & Marsal, has been appointed as chief restructuring officer, effective immediately. Stikeman Elliott LLP and Paul, Weiss, Rifkind, Wharton & Garrison LLP are serving as Canadian and U.S. legal advisors, respectively. Bennett Jones LLP is serving as counsel to the independent members of the Board.

About Performance Sports Group Ltd.

Performance Sports Group Ltd. (NYSE: PSG) (TSX: PSG) is a leading developer and manufacturer of ice hockey, roller hockey, lacrosse, baseball and softball sports equipment, as well as related apparel and soccer apparel. The Company is the global leader in hockey with the strongest and most recognized brand, and is a leader in North America in baseball and softball. Its products are marketed under the BAUER, MISSION, MAVERIK, CASCADE, INARIA, COMBAT and EASTON brand names and are distributed by sales representatives and independent distributors throughout the world. In addition, the Company distributes its hockey products through its Burlington, Massachusetts and Bloomington, Minnesota Own The Moment Hockey Experience retail stores. For more information on the Company, please visit www.PerformanceSportsGroup.com.

About Purchaser

Sagard Capital is an evergreen fund with an indefinite holding period for its investments. Sagard Capital’s strategy is to acquire significant minority or control positions in small and mid-sized companies.

Fairfax Financial is a holding company which, through its subsidiaries, is engaged in property and casualty insurance and reinsurance and investment management.

Caution Regarding Forward-Looking Statements

This press release includes forward-looking statements within the meaning of applicable securities laws including with respect to, among other things, the commencement by the Company of proceedings under Chapter 11 of the United States Bankruptcy Code in the District of Delaware and under the CCAA in the Ontario Superior Court of Justice, the proceeds to be received on closing of the acquisition being in excess of the Company’s secured indebtedness and such proceeds being expected to provide meaningful recovery to the Company’s other stakeholders, the Company’s operations continuing uninterrupted in the ordinary course of business during and following the proceedings, the Company’s business operations and the satisfaction of the Company’s ongoing obligations to customers, vendors, retail and business partners, employees and other stakeholders continuing to be met during the Chapter 11 and CCAA proceedings, timing for the final sale approval hearing and closing of the successful bid, and the use of proceeds from the DIP financing. The words “may,” “will,” “would,” “should,” “could,” “expects,” “plans,” “intends,” “trends,” “indications,” “anticipates,” “believes,” “estimates,” “predicts,” “likely” or “potential” or the negative or other variations of these words or other comparable words or phrases, are intended to identify forward-looking statements.

Forward-looking statements, by their nature, are based on assumptions, which, although considered reasonable by the Company at the time of preparation, may prove to be incorrect, and are subject to important risks and uncertainties. Many factors could cause the Company’s actual results to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, the uncertainty involved in the proceedings being commenced under Chapter 11 of the United States Bankruptcy Code and the CCAA, the liquidity and levels of indebtedness of the Company, including the Company’s ability to accurately forecast cash flow requirements, the business and financial affairs of the Company, the cooperation of the creditors of the Company, the Company’s ability to meet its ongoing obligations during the Chapter 11 and CCAA proceedings, the ability of the Company to maintain relationships with customers, vendors, retail, business partners, employees and other third parties in light of the events leading up to and including the Chapter 11 and CCAA proceedings, the ability to obtain goods and services in a timely and cost effective manner, the Company’s ability to comply with its financial and other covenants and metrics in its debt agreements, as well as any cross-default provisions, the Company’s ability to obtain approval with respect to motions in the Chapter 11 and CCAA proceedings, the Court’s rulings in the Chapter 11 and CCAA proceedings or a decision of any other Canadian or U.S. Court in respect thereof, the outcome of the Chapter 11 and CCAA proceedings in general, the length of time the Company will operate under the Chapter 11 and CCAA proceedings, risks associated with third-party motions in the Chapter 11 and CCAA proceedings, which may interfere with the Company’s ability to develop and consummate the transactions described herein, the potential adverse effects of the Chapter 11 and CCCAA proceedings on the Company’s liquidity, results of operations or business prospects, the ability to execute the Company’s business and restructuring plan, increased legal and advisory costs related to the Chapter 11 and CCAA proceedings and other litigation and the inherent risks involved in a bankruptcy process, and the factors identified in the “Risk Factors” sections of the Company’s annual report on Form 10-K dated August 26, 2015, and quarterly report on Form 10-Q dated April 14, 2016, which are available on EDGAR at www.sec.gov, on SEDAR at www.sedar.com, and on the Company’s website at www.performancesportsgroup.com.

Furthermore, unless otherwise stated, the forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not intend and undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Media Contact:
Steve Jones
Sr. Director, Corporate Communications
Tel 1-603-430-2111
media@performancesportsgroup.com

Michael Freitag / Dan Moore / Joseph Sala
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

Investor Relations:
Liolios Group Inc.
Cody Slach
Tel 1-949-574-3860
PSG@liolios.com

Schedule “B”
Performance Sports Group Announce Executive Leadership Changes

See Attached.

FOR IMMEDIATE RELEASE

Performance Sports Group Announce Executive Leadership Changes

EXETER, NH – October 31, 2016 – Performance Sports Group Ltd. (NYSE: PSG) (TSX: PSG), a leading developer and manufacturer of high performance sports equipment and apparel, today announced that it has appointed Dan Sills to serve as Executive Vice President, Hockey and Mike Thorne to serve as Executive Vice President, Baseball/Softball.  Sills and Thorne will start in their new roles on November 1. Thorne replaces Todd Harman, whose employment with the Company ended on October 28.

The Company also announced the departure of Amir Rosenthal, President, effective October 28, and the appointment of Jennifer Hughey as its new Senior Vice President, Supply Chain, effective November 1.

About Performance Sports Group Ltd.

Performance Sports Group Ltd. (NYSE: PSG) (TSX: PSG) is a leading developer and manufacturer of ice hockey, roller hockey, lacrosse, baseball and softball sports equipment, as well as related apparel and soccer apparel. The Company is the global leader in hockey with the strongest and most recognized brand, and is a leader in North America in baseball and softball. Its products are marketed under the BAUER, MISSION, MAVERIK, CASCADE, INARIA, COMBAT and EASTON brand names and are distributed by sales representatives and independent distributors throughout the world. In addition, the Company distributes its hockey products through its Burlington, Massachusetts and Bloomington, Minnesota Own The Moment Hockey Experience retail stores. For more information on the Company, please visit www.PerformanceSportsGroup.com.

Media Contact:
Steve Jones
Sr. Director, Corporate Communications
Tel 1-603-430-2111
media@performancesportsgroup.com

Investor Relations:
Liolios Group Inc.
Cody Slach
Tel 1-949-574-3860
PSG@liolios.com